Filed pursuant to Rule 497(e)
Registration Nos. 333-133691; 811-21897

THE ROXBURY FUNDS (the “Trust”)
Roxbury/Hood River Small-Cap Growth Fund
Ticker: RSCIX
Roxbury/Mar Vista Strategic Growth Fund
Ticker: RMSIX
Institutional Shares

Supplement dated January 28, 2015 to the Prospectus dated November 1, 2014

This supplement provides new and additional information beyond that contained in the Prospectus.  It should be retained and read in conjunction with the Prospectus.

Effective January 20, 2015, Hood River Capital Management LLC (“Hood River”) has replaced Roxbury Capital Management LLC (“Roxbury”) as the investment adviser to the Roxbury/Hood River Small-Cap Growth Fund (the “Small-Cap Growth Fund”) and Mar Vista Investment Partners, LLC (“Mar Vista”) has replaced Roxbury as the investment adviser to the Roxbury/Mar Vista Strategic Growth Fund (the “Strategic Growth Fund”).  Hood River and Mar Vista had been serving as the subadviser to the respective Fund since inception and will continue the day-to-day investment management responsibilities for the respective Fund as the primary investment adviser.  Roxbury and each subadviser had previously notified the Board of Trustees of the Trust (the “Board”) that they recommend that Hood River replace Roxbury as primary investment adviser to the Small-Cap Growth Fund and that Mar Vista replace Roxbury as a primary investment adviser to the Strategic Growth Fund as a result of the change of control of Roxbury that occurred on January 20, 2015.  As a result of the transaction, the prior investment advisory agreement with Roxbury and the subadvisory agreements with Hood River and Mar Vista terminated.  Hood River and Mar Vista each own a controlling interest in Roxbury as a result of the transaction.

In order to avoid disruption of the Funds’ investment management program, the Board approved interim investment advisory agreements between the Trust and each of Mar Vista and Hood River at a special meeting held on December 30, 2014.  At a meeting held on January 26, 2015, the Board approved a new investment advisory agreement between the Trust, on behalf of the Small-Cap Growth Fund, and Hood River and a new investment advisory agreement between the Trust, on behalf of the Strategic Growth Fund, and Mar Vista, subject to approval by shareholders of the Funds at a special meeting to be held later this year.  Details regarding the special meeting of shareholders will be contained in a proxy statement.

Each Fund’s investment objective, principal investment strategy and investment policies will remain the same.  Under the interim and new advisory agreements, Hood River will receive the same compensation that Roxbury would have received from the Small-Cap Growth Fund under the prior advisory agreement for the Small-Cap Growth Fund and Mar Vista will receive the same compensation that Roxbury would have received from the Strategic Growth Fund under the prior advisory agreement for the Strategic Growth Fund.  The Board also approved new expense cap/reimbursement agreements between the Trust on behalf of each Fund, which will keep each Fund’s expenses at the same levels as provided under the previous expense cap/reimbursement agreement with Roxbury.  Roxbury will continue to provide compliance and administrative services to the Funds under an administration agreement approved by the Board.  Subject to and following shareholder approval of the respective new advisory agreement, the name of the Small-Cap Growth Fund will be changed to the Hood River Small-Cap Growth Fund and the name of the Strategic Growth Fund will be changed to the Mar Vista Strategic Growth Fund.

Please retain this supplement for future reference.

Filed pursuant to Rule 497(e)
Registration Nos. 333-133691; 811-21897
THE ROXBURY FUNDS (the “Trust”)
Roxbury/Hood River Small-Cap Growth Fund
Ticker: RSCIX
Roxbury/Mar Vista Strategic Growth Fund
Ticker: RMSIX
Institutional Shares

Supplement dated January 28, 2015 to the Statement of Additional Information dated November 1, 2014, as supplemented December 30, 2014

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”).  It should be retained and read in conjunction with the SAI.

The information under “Investment Advisory, Investment Sub-Advisory and Other Services” in the SAI is hereby amended and supplemented to reflect the following information:

All references to Roxbury Capital Management LLC (“Roxbury”) as the investment adviser to the Roxbury/Hood River Small-Cap Growth Fund (the “Small-Cap Growth Fund”) and Roxbury/Mar Vista Strategic Growth Fund (the “Strategic Growth Fund”) are replaced with Hood River Capital Management LLC (“Hood River”) and Mar Vista Investment Partners, LLC (“Mar Vista”) as the investment adviser to these Funds, respectively.  All references to Hood River and Mar Vista as subadvisers to these Funds are deleted.

Roxbury no longer owns a controlling interest in Mar Vista and Hood River.  Silas A. Myers and Brian L. Massey are considered control persons of Mar Vista by virtue of their positions and equity ownership in Mar Vista.  Brian P. Smoluch, David G. Swank and Robert C. Marvin are considered control persons of Hood River by virtue of their positions and equity ownership in Hood River.

The information under “Proxy Voting” in the SAI is hereby amended and supplemented to reflect the following information:

In connection with the appointment of Hood River and Mar Vista as investment advisers to the Funds, the Board of Trustees (the “Board”) of the Trust delegated proxy voting rights for the Small-Cap Growth Fund to Hood River and proxy voting rights for the Strategic Growth Fund to Mar Vista in accordance with each firm’s proxy voting procedures, subject to the Board’s continuing oversight.

Please retain this supplement for future reference.